UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2025

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39218	16-0977505
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

11311 Concept Blvd

Largo, Florida 33773

(Address of principal executive offices, including zip code)

(727) 392-6464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNMD	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2025, the Board of Directors (the “Board”) of CONMED Corporation (the “Company”) increased the size of the Board to nine directors and appointed Mark Kaye as a director effective immediately. Mr. Kaye was appointed to the Audit Committee and to the Strategy Committee.

There are no understandings or arrangements between Mr. Kaye or any third parties pursuant to which he was selected as a director. In addition, there are no related party transactions that would be required to be disclosed under Item 404(a) of Reg S-K with respect to Mr. Kaye.

As a non-employee director, Mr. Kaye will receive the annual cash and equity compensation received by each of the Company’s non-employee directors, as further described in the Company’s proxy statement dated April 8, 2024. The Board granted Mr. Kaye a prorated portion of the annual equity compensation granted to directors with a value of approximately $47,137, based on a Black Scholes valuation, which grant was comprised of 152 restricted stock units and stock options to acquire 1,846 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s stock on February 24, 2025. The awards will vest in full on February 24, 2026.

A copy of a press release issued on February 25, 2025 announcing Mr. Kaye’s election and describing his background and qualifications is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 8.01	Other Events

CONMED Corporation announced its Board of Directors declared a quarterly cash dividend of $0.20 per share on February 24, 2025, payable on April 4, 2025, to all shareholders of record as of March 14, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are included herewith:

Exhibit No.	Description of Exhibit
99.1	Press release dated February 25, 2025 issued by CONMED Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2025		CONMED CORPORATION
(Registrant)

	By:	/s/ Todd W. Garner
	Name:	Todd W. Garner
	Title:	Executive Vice President, Finance &
Chief Financial Officer